UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 16, 2020

ENERPAC TOOL GROUP CORP
(Exact name of Registrant, as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

N86 W12500 WESTBROOK CROSSING
MENOMONEE FALLS, WISCONSIN 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in the Registrant's Certifying Accountant.
On November 16, 2020, the Audit Committee (the “Audit Committee”) of the Board of Directors of Enerpac Tool Group Corp. (the “Company”) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending August 31, 2021.
The audit reports of PricewaterhouseCoopers LLP on the Company’s consolidated financial statements as of and for the fiscal years ended August 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended August 31, 2020 and 2019 and in the subsequent interim period through November 16, 2020, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K (“Regulation S-K”) of the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the related instructions) with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of such disagreements in their reports on the consolidated financial statements. During the fiscal years ended August 31, 2020 and 2019 and in the subsequent interim period through November 16, 2020 there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.
The Company provided PricewaterhouseCoopers LLP with a copy of the disclosures it is making in this Form 8-K prior to the time this Form 8-K was filed with the SEC. The Company requested PricewaterhouseCoopers LLP to furnish it a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter, dated November 18, 2020, is filed as Exhibit 16.1 to this Form 8‑K.
Engagement of New Independent Registered Public Accounting Firm
The Audit Committee approved the appointment of Ernst & Young LLP as the Company’s new independent registered public accounting firm for the year ending August 31, 2021. Subject to completion of an engagement letter, Ernst & Young LLP accepted appointment as the Company’s independent registered public accounting firm for the year ending August 31, 2021 on November 18, 2020.
During the fiscal years ended August 31, 2020 and 2019 and in the subsequent interim period through November 18, 2020, neither the Company nor anyone acting on its behalf consulted with Ernst & Young LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits:

Exhibit
Number	Description
16.1
Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated November 18, 2020, pursuant to Section 304(a)(3) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2020
ENERPAC TOOL GROUP CORP.

	By:	/s/ Fabrizio Rasetti
Fabrizio Rasetti
Executive Vice President, General Counsel
and Secretary